Note 20 - Comprehensive Income (Details Textual) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Other Comprehensive Income (Loss), Net of Tax, Total	$ (8,083)	$ (5,705)
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, Net of Tax	(8,127)	(4,234)
Swap Interest Expense, Net	13	(1,502)
Amounts Reclassified From Net Settlements on Interest Rate Swaps Qualifying for Hedge Accounting to Depreciation	(31)	(31)
Comprehensive Income (Loss), Net of Tax, Attributable to Parent, Total	$ (51,530)	$ 21,431